Exhibit 2.1

MASTER REORGANIZATION AGREEMENT

This MASTER REORGANIZATION AGREEMENT (this “Agreement”) is entered into on this [•th] day of [•] 2021, by and among each of the following entities (each, a “Party,” and collectively, the “Parties”): CD&R Associates X Waterworks, L.P., a Cayman Islands exempted limited partnership (“CD&R Associates X Waterworks”), CD&R Waterworks Holdings GP, Ltd., a Cayman Islands exempted limited partnership (“CD&R Waterworks Holdings GP”), CD&R WW Holdings, L.P., a Delaware limited partnership (“CD&R WW Holdings LP”), CD&R Waterworks Holdings, L.P., a Delaware limited partnership (“CD&R Waterworks Holdings”), CD&R Waterworks Holdings, LLC, a Delaware limited liability company (“CD&R Waterworks LLC”), Core & Main Management Feeder, LLC, a Delaware limited liability company (“C&M Management Feeder”), Core & Main GP, LLC, a Delaware limited liability company (“C&M GP”), CD&R Plumb Buyer, LLC, a Delaware limited liability company (“CD&R Plumb Buyer”), Core & Main Holdings, LP, a Delaware limited partnership (“C&M Holdings”), CD&R Fund X Waterworks B1, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund X Waterworks B1”), CD&R Fund X-A Waterworks B, L.P., a Cayman Islands exempted limited partnership (“CD&R Fund X-A Waterworks B”), CD&R WW Holdings, LLC, a Delaware limited liability company (“CD&R WW Holdings”), CD&R WW, LLC, a Delaware limited liability company (“CD&R WW”), CD&R WW Advisor, LLC, a Delaware limited liability company (“CD&R WW Advisor”), Brooks Merger Sub 1, Inc., a Delaware corporation (“Brooks Merger Sub 1”), Brooks Merger Sub 2, Inc., a Delaware corporation (“Brooks Merger Sub 2”), and Core & Main, Inc., a Delaware corporation (“PubCo”).

RECITALS

WHEREAS, in connection with the proposed initial public offering of PubCo (the “IPO”), the Parties desire to effect an organizational restructuring of certain of their affiliates and direct and indirect subsidiaries (including certain affiliates and/or subsidiaries to be formed as part of such organizational restructuring) through a series of sequential transactions as more fully set forth herein (each such transaction, a “Restructuring Step” and such transactions together, the “Restructuring”);

WHEREAS, in connection with and prior to the Restructuring, the partners of C&M Holdings entered into an amended and restated Agreement of Limited Partnership of C&M Holdings (the “A&R LPA”), which provided for, among other things, the reclassification of all of C&M Holdings’ outstanding units and profits interests into limited partner interests (the “LP Interest”) and general partner interests (the “GP Interest” and together with the LP Interest, the “Reclassification”);

WHEREAS, in connection with the Restructuring, CD&R Waterworks Holdings desires and intends to contribute, transfer, assign and convey all of the limited liability company interests of CD&R Plumb Buyer to CD&R Waterworks LLC (the “CD&R Waterworks LLC CD&R Waterworks Holdings Contribution”) and CD&R Waterworks LLC desires and intends to accept the CD&R Waterworks LLC CD&R Waterworks Holdings Contribution and to be admitted as a substitute member of CD&R Plumb Buyer in connection therewith;

WHEREAS, in connection with the Restructuring and following the CD&R Waterworks LLC CD&R Waterworks Holdings Contribution, CD&R Plumb Buyer desires and intends to distribute, transfer, assign and convey the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 3 to CD&R Waterworks LLC (the “CD&R Waterworks LLC CD&R Plumb Distribution”) and CD&R Waterworks LLC desires and intends to accept the CD&R Waterworks LLC CD&R Plumb Distribution and to be admitted as a substitute limited partner in connection therewith;

WHEREAS, immediately following the CD&R Waterworks LLC CD&R Plumb Distribution, CD&R Waterworks LLC desires and intends to distribute, transfer, assign and convey all of the limited liability company interests of CD&R Plumb Buyer to CD&R Waterworks Holdings (the “CD&R Waterworks Holdings CD&R Waterworks LLC Distribution”) and CD&R Waterworks Holdings desires and intends to accept the CD&R Waterworks Holdings CD&R Waterworks LLC Distribution and to be admitted as a substitute member of CD&R Plumb Buyer in connection therewith;

WHEREAS, immediately following the CD&R Waterworks Holdings CD&R Waterworks LLC Distribution and in connection with the Restructuring, CD&R Plumb Buyer desires and intends to distribute, transfer, assign and convey the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5A to CD&R Waterworks Holdings (the “CD&R Waterworks Holdings CD&R Plumb Distribution”) and CD&R Waterworks Holdings desires and intends to accept the CD&R Waterworks Holdings CD&R Plumb Distribution and to be admitted as a substitute limited partner in connection therewith;

WHEREAS, simultaneously with the CD&R Waterworks Holdings CD&R Plumb Distribution, C&M GP desires and intends to distribute, transfer, assign and convey the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5A to CD&R WW Holdings LP (the “C&M GP Distribution,” together with the CD&R Waterworks Holdings CD&R Plumb Distribution, the “Step 5A Distributions”) and CD&R WW Holdings LP desires and intends to accept the C&M GP Distribution and to be admitted as a substitute limited partner in connection therewith;

WHEREAS, immediately following the Step 5A Distributions, CD&R WW Holdings LP desires and intends to distribute, transfer, assign and convey to (i) CD&R Waterworks Holdings GP the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5B (the “CD&R Waterworks Holdings GP CD&R WW Holdings LP Distribution”), (ii) CD&R Associates X Waterworks the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5B (the “CD&R Associates X Waterworks CD&R WW Holdings LP Distribution”) and (iii) CD&R WW (x) the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5B (the “CD&R WW CD&R WW Holdings LP Distribution” and (y) all of the equity interests of C&M GP (the “CD&R WW C&M GP Distribution” and collectively with the CD&R Waterworks Holdings GP CD&R WW Holdings LP Distribution, the CD&R Associates X Waterworks CD&R WW Holdings LP Distribution and the CD&R WW CD&R WW Holdings LP Distribution, the “Step 5B Distributions”) and each of CD&R Waterworks Holdings GP, CD&R Associates X Waterworks and CD&R WW desires and intends to accept the Step 5B Distributions and to be admitted as substitute limited partners of C&M Holdings and, with respect to CD&R WW, to be admitted as a substitute member of C&M GP, in connection therewith;

WHEREAS, immediately following the Step 5A Distributions and simultaneously with the Step 5B Distributions, CD&R Waterworks Holdings desires and intends to distribute, transfer, assign and convey to (i) CD&R WW Advisor the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5C (the “CD&R WW Advisor CD&R Waterworks Holdings Distribution”), (ii) CD&R WW Holdings (X) the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5C (the “CD&R WW Holdings CD&R Waterworks Holdings LP Distribution”) and (Y) all of the equity of CD&R Plumb Buyer (the “CD&R WW Holdings CD&R Waterworks Holdings Plumb Distribution”), and (iii) CD&R Waterworks Holdings GP the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 5C (the “CD&R Waterworks Holdings GP CD&R Waterworks Holdings Distribution” and collectively with the CD&R WW Advisor CD&R Waterworks Holdings Distribution, the CD&R WW Holdings CD&R Waterworks Holdings LP Distribution and the CD&R WW Holdings CD&R Waterworks Holdings Plumb Distribution, the “Step 5C Distributions”) and each of CD&R WW Advisor, CD&R WW Holdings and CD&R Waterworks Holdings GP desires and intends to accept the Step 5C Distributions and to be admitted as substitute limited partners of C&M Holdings and, with respect to CD&R WW Holdings, to be admitted as a substitute member of CD&R Plumb Buyer, in connection therewith;

WHEREAS, following the Step 5B Distributions, CD&R WW Holdings LP will be dissolved and wound up;

WHEREAS, immediately following the Step 5A Distributions, the Step 5B Distributions and the Step 5C Distributions, C&M Holdings desires and intends to distribute, transfer, assign and convey to (i) C&M Management Feeder the shares of Class B common stock of PubCo (“Class B Shares of PubCo”) set forth opposite such entity’s name on Schedule 7(a) (the “C&M Management Feeder C&M Holdings Distribution”), (ii) CD&R Waterworks LLC the Class B Shares of PubCo set forth opposite such entity’s name on Schedule 7(a) (the “CD&R Waterworks LLC C&M Holdings Distribution”), (iii) CD&R Waterworks Holdings GP the Class B Shares of PubCo set forth opposite such entity’s name on Schedule 7(a) (the “CD&R Waterworks Holdings GP C&M Holdings Distribution”), (iv) CD&R WW Advisor the Class B Shares of PubCo set forth opposite such entity’s name on Schedule 7(a) (the “CD&R WW Advisor C&M Holdings Distribution”), (v) CD&R WW Holdings the Class B Shares of PubCo set forth opposite such entity’s name on Schedule 7(a) (the “CD&R WW Holdings C&M Holdings Distribution”) and (vi) CD&R Associates X Waterworks the Class B Shares of PubCo set forth opposite such entity’s name on Schedule 7(a) (the “CD&R Associates X Waterworks C&M Holdings Distribution,” and collectively with the C&M Management Feeder C&M Holdings Distribution, the CD&R Waterworks LLC C&M Holdings Distribution, the CD&R Waterworks Holdings GP C&M Holdings Distribution, the CD&R WW Advisor C&M Holdings Distribution and the CD&R WW Holdings C&M Holdings Distribution, the “Step 7(a) Distributions”) and each of C&M Management Feeder, CD&R Waterworks LLC, CD&R Waterworks Holdings GP, CD&R WW Advisor, CD&R WW Holdings and CD&R Associates X Waterworks desires and intends to accept the Step 7(a) Distributions;

WHEREAS, simultaneously with the Step 7(a) Distributions, (i) CD&R Waterworks LLC desires and intends to contribute, transfer, assign and convey the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 7(b)(i) to PubCo (the “CD&R Waterworks LLC Step 7(b)(i) Contribution”) in exchange for an amount of newly issued shares of Class A common stock of PubCo (“Class A Shares of PubCo”) set forth opposite such entity’s name on Schedule 7(b)(i) hereto (such shares, the “CD&R Waterworks LLC Step 7(b)(i) PubCo Subscription Shares”) and (ii) C&M Management Feeder desires and intends to contribute, transfer, assign and convey the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 7(b)(i) to PubCo (the “Feeder Step 7(b)(i)

Contribution” and together with the CD&R Waterworks LLC Step 7(b)(i) Contribution, the “Step 7(b)(i) Contributions”) in exchange for an amount of newly issued Class A Shares of PubCo set forth opposite such entity’s names on Schedule 7(b)(i) hereto (such shares, the “Feeder Step 7(b)(i) PubCo Subscription Shares” and together with the CD&R Waterworks LLC Step 7(b)(i) PubCo Subscription Shares, the “Step 7(b)(i) PubCo Subscription Shares”), and PubCo desires to accept the Step 7(b)(i) Contributions and to be admitted a substitute limited partner of C&M Holdings in connection therewith and issue, sell and deliver the Step 7(b)(i) PubCo Subscription Shares to CD&R Waterworks LLC and C&M Management Feeder in the number with respect to CD&R Waterworks LLC and C&M Management Feeder set forth opposite each such entity’s name on Schedule 7(b)(i) attached hereto (the “Step 7(b)(i) PubCo Subscription,” and together with the Step 7(b)(i) Contributions, the “Step 7(b)(i) Contribution and Subscription”);

WHEREAS, simultaneously with the Step 7(a) Distributions and the Step 7(b)(i) Contribution and Subscription, CD&R Waterworks Holdings GP desires and intends to contribute, transfer, assign and convey the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 7(b)(ii) to PubCo (the “Step 7(b)(ii) Contribution”) in exchange for an amount of newly issued Class A Shares of PubCo set forth opposite such entity’s name on Schedule 7(b)(ii) hereto (such shares, the “Step 7(b)(ii) PubCo Subscription Shares”), and PubCo desires and intends to accept the Step 7(b)(ii) Contribution and to be admitted as a substitute limited partner of C&M Holdings in connection therewith and issue, sell and deliver the Step 7(b)(ii) PubCo Subscription Shares to CD&R Waterworks Holdings GP in the number with respect to CD&R Waterworks Holdings GP set forth opposite such entity’s name on Schedule 7(b)(ii) attached hereto (the “Step 7(b)(ii) PubCo Subscription,” and together with the Step 7(b)(ii) Contribution, the “Step 7(b)(ii) Contribution and Subscription”);

WHEREAS, simultaneously with the Step 7(a) Distributions, the Step 7(b)(i) Contribution and Subscription and the Step 7(b)(ii) Contribution and Subscription, CD&R Associates X Waterworks desires and intends to contribute, transfer, assign and convey the LP Interests of C&M Holdings set forth opposite such entity’s name on Schedule 7(b)(iii) to PubCo (the “Step 7(b)(iii) Contribution”) in exchange for an amount of newly issued Class A Shares of PubCo set forth opposite such entity’s name on Schedule 7(b)(iii) hereto (such shares, the “Step 7(b)(iii) PubCo Subscription Shares”), and PubCo desires and intends to accept the Step 7(b)(iii) Contribution and to be admitted as a substitute limited partner of C&M Holdings in connection therewith and issue, sell and deliver the Step 7(b)(iii) PubCo Subscription Shares to CD&R Associates X Waterworks in the number with respect to CD&R Associates X Waterworks set forth opposite such entity’s name on Schedule 7(b)(iii) attached hereto (the “Step 7(b)(iii) PubCo Subscription,” and together with the Step 7(b)(iii) Contribution, the “Step 7(b)(iii) Contribution and Subscription,” and collectively with the Step 5A Distributions, the Step 5B Distributions, the Step 5C Distributions, the Step 7(a) Distributions, the Step 7(b)(i) Contribution and Subscription, the Step 7(b)(ii) Contribution and Subscription and the Step 7(b)(iii) Contribution and Subscription, the “Distributions, Contributions and Subscriptions”);

WHEREAS, immediately following the Distributions, Contributions and Subscriptions, CD&R Plumb Buyer will be merged with and into CD&R WW Holdings in accordance with the DLLCA (as defined herein) and this Agreement (the “Step 9(a)(i) Merger”) with CD&R WW Holdings being the surviving company in the Step 9(a)(i) Merger, and, in connection therewith, CD&R WW Holdings will be admitted as a substitute general partner of C&M Holdings;

WHEREAS, simultaneously with the Step 9(a)(i) Merger, C&M GP will be merged with and into CD&R WW in accordance with the DLLCA and this Agreement (the “Step 9(a)(ii) Merger”) with CD&R WW being the surviving company in the Step 9(a)(ii) Merger, and, in connection therewith, CD&R WW will be admitted as a substitute general partner of C&M Holdings;

WHEREAS, immediately following the Step 9(a)(i) Merger and the Step 9(a)(ii) Merger, Brooks Merger Sub 1 will be merged with and into CD&R WW Advisor in accordance with the DGCL (as defined herein) and DLLCA, as applicable, and this Agreement (the “Step 10(a)(i) Merger”) with CD&R WW Advisor being the surviving company in the Step 10(a)(i) Merger, and in consideration thereof, the former equity holders of CD&R WW Advisor will receive Class A Shares of PubCo subject to, and in accordance with, the terms and conditions hereof;

WHEREAS, simultaneously with the Step 10(a)(i) Merger, Brooks Merger Sub 2 will be merged with and into CD&R WW Holdings in accordance with the DGCL and DLLCA, as applicable, and this Agreement (the “Step 10(a)(ii) Merger”) with CD&R WW Holdings being the surviving company in the Step 10(a)(ii) Merger, and in consideration thereof, the former equity holders of CD&R WW Holdings will receive Class A Shares of PubCo subject to, and in accordance with, the terms and conditions hereof;

WHEREAS, immediately following the Step 10(a)(i) Merger and the Step 10(a)(ii) Merger, (i) PubCo, C&M Holdings and each Partnership Interest Holder (as defined in the Continuing LP TRA (as defined below)) will enter into a Tax Receivable Agreement (the “Continuing LP TRA”) and (ii) PubCo, C&M Holdings and each Exchanged Owner (as defined in the Former LP TRA (as defined below)) will enter into a Tax Receivable Agreement (the “Former LP TRA”);

WHEREAS, immediately following the Step 10(a)(i) Merger and the Step 10(a)(ii) Merger, CD&R WW Advisor will be merged with and into PubCo in accordance with the DGCL and DLLCA, as applicable, and this Agreement (the “Step 11(a)(i) Merger”) with PubCo being the surviving company in the Step 11(a)(i) Merger, and PubCo will be admitted as a substitute limited partner and a substitute general partner of C&M Holdings in connection therewith;

WHEREAS, simultaneously with the Step 11(a)(i) Merger, CD&R WW Holdings will be merged with and into PubCo in accordance with the DGCL and DLLCA, as applicable, and this Agreement (the “Step 11(a)(ii) Merger,” and together with the Step 9(a)(i) Merger, the Step 9(a)(ii) Merger, the Step 10(a)(i) Merger, the Step 10(a)(ii) Merger, the Step 11(a)(i) Merger, the “Mergers”) with PubCo being the surviving company in the Step 11(a)(ii) Merger, and PubCo will be admitted as a substitute limited partner and a substitute general partner of C&M Holdings and a substitute member of CD&R WW in connection therewith;

WHEREAS, immediately following the Mergers, CD&R Waterworks Holdings GP desires and intends to contribute, transfer, assign and convey the Class A Shares of PubCo set forth on Schedule 12(i) to (i) CD&R Fund X Waterworks B1 (the “CD&R Fund X Waterworks B1 CD&R Waterworks Holdings GP Contribution”) and (ii) CD&R Fund X-A Waterworks B (the “CD&R Fund X-A Waterworks B CD&R Waterworks Holdings GP Contribution” and together with the CD&R Fund X Waterworks B1 CD&R Waterworks Holdings GP Contribution, the “Step 12(i) Contributions”);

WHEREAS, simultaneously with the Step 12(i) Contributions, CD&R Associates X Waterworks desires and intends to contribute, transfer, assign and convey the Class A Shares of PubCo set forth on Schedule 12(ii) to (i) CD&R Fund X Waterworks B1 (the “CD&R Fund X Waterworks B1 CD&R Associates X Waterworks Contribution”) and (ii) CD&R Fund X-A Waterworks B (the “CD&R Fund X-A Waterworks B CD&R Associates X Waterworks Contribution” and together with the CD&R Fund X Waterworks B1 CD&R Associates X Waterworks Contribution, the “Step 12(ii) Contributions”);

WHEREAS, (i) the general partner of CD&R Waterworks Holdings has approved the CD&R Waterworks LLC CD&R Waterworks Holdings Contribution, (ii) the sole member of CD&R Plumb Buyer has approved the CD&R Waterworks LLC CD&R Plumb Distribution, (iii) the sole member of CD&R Waterworks LLC has approved the CD&R Waterworks Holdings CD&R Waterworks LLC Distribution, (iv) the sole member of CD&R Plumb Buyer has approved the CD&R Waterworks Holdings CD&R Plumb Distribution, (v) the sole member of C&M GP has approved the C&M GP Distribution, (vi) the general partner of CD&R WW Holdings LP has approved the Step 5B Distributions, (vii) the general partner of CD&R Waterworks Holdings has approved the Step 5C Distributions, (viii) the general partners of C&M Holdings have approved the Step 7(a) Distributions, (ix) the sole member of CD&R Waterworks LLC has approved the Step 7(b)(i) Contribution and Subscription, (x) the sole member of C&M Management Feeder has approved the Step 7(b)(i) Contribution and Subscription, (xi) the managing member of CD&R Waterworks Holdings GP has approved the Step 7(b)(ii) Contribution and Subscription and the Step 12(i) Contributions and (xii) the general partner of CD&R Associates X Waterworks has approved the Step 7(b)(iii) Contribution and Subscription and the Step 12(ii) Contributions;

WHEREAS, this Agreement shall constitute an “agreement of merger” with respect to the Mergers for all purposes of the DLLCA and the DGCL, as applicable;

WHEREAS, to the extent a Party is making any distribution pursuant to this Agreement, such distribution is in compliance with all applicable laws (including, without limitation, Section 18-607 of the DLLCA and Section 17-607 of the Delaware Revised Uniform Limited Partnership Act (6 Del. C. § 17-101 et seq.)); and

WHEREAS, the Parties intend for the Restructuring to be completed as of the date hereof (except as otherwise provided herein).

NOW, THEREFORE, in consideration of the mutual promises and covenants made herein and of the mutual benefits to be derived herefrom, the parties agree as follows:

1.	CD&R Waterworks LLC CD&R Waterworks Holdings Contribution. In the order and at the time set forth in the Recitals:

1.1.	CD&R Waterworks Holdings hereby makes the CD&R Waterworks LLC CD&R Waterworks Holdings Contribution to CD&R Waterworks LLC.

1.2.

Simultaneously with the CD&R Waterworks LLC CD&R Waterworks Holdings Contribution, CD&R Waterworks LLC hereby accepts the CD&R Waterworks LLC CD&R Waterworks Holdings Contribution and is hereby admitted as a substitute member of CD&R Plumb Buyer in connection therewith.

1.3.

Immediately following the admission of CD&R Waterworks LLC as a substitute member of CD&R Plumb Buyer pursuant to Section 1.2 above, CD&R Waterworks Holdings hereby ceases to be a member of CD&R Plumb Buyer with respect to the membership interests in CD&R Plumb Buyer so transferred, and CD&R Plumb Buyer is hereby continued without dissolution.

2.	CD&R Waterworks LLC CD&R Plumb Distribution. In the order and at the time set forth in the Recitals:

2.1.	CD&R Plumb Buyer hereby makes the CD&R Waterworks LLC CD&R Plumb Distribution to CD&R Waterworks LLC.

2.2.

Simultaneously with the CD&R Waterworks LLC CD&R Plumb Distribution, CD&R Waterworks LLC hereby accepts the CD&R Waterworks LLC CD&R Plumb Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith.

2.3.

Immediately following the admission of CD&R Waterworks LLC as a substitute limited partner of C&M Holdings pursuant to Section 2.2 above, CD&R Plumb Buyer hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests in C&M Holdings so transferred, and C&M Holdings is hereby continued without dissolution.

3.	CD&R Waterworks Holdings CD&R Waterworks LLC Distribution. In the order and at the time set forth in the Recitals:

3.1.	CD&R Waterworks LLC hereby makes the CD&R Waterworks Holdings CD&R Waterworks LLC Distribution to CD&R Waterworks Holdings.

3.2.

Simultaneously with the CD&R Waterworks Holdings CD&R Waterworks LLC Distribution, CD&R Waterworks Holdings hereby accepts the CD&R Waterworks Holdings CD&R Waterworks LLC Distribution and is hereby admitted as a substitute member of CD&R Plumb Buyer in connection therewith.

3.3.

Immediately following the admission of CD&R Waterworks Holdings as a substitute member of CD&R Plumb Buyer pursuant to Section 3.2 above, CD&R Waterworks LLC hereby ceases to be a member of CD&R Plumb Buyer with respect to the membership interests in CD&R Plumb Buyer so transferred, and CD&R Plumb Buyer is hereby continued without dissolution.

4.	CD&R Waterworks Holdings CD&R Plumb Distribution. In the order and at the time set forth in the Recitals:

4.1.	CD&R Plumb Buyer hereby makes the CD&R Waterworks Holdings CD&R Plumb Distribution to CD&R Waterworks Holdings.

4.2.

Simultaneously with the CD&R Waterworks Holdings CD&R Plumb Distribution, CD&R Waterworks Holdings hereby accepts the CD&R Waterworks Holdings CD&R Plumb Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith.

4.3.

Immediately following the admission of CD&R Waterworks Holdings as a substitute limited partner of C&M Holdings pursuant to Section 4.2 above, CD&R Plumb Buyer hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests in C&M Holdings so transferred, and C&M Holdings is hereby continued without dissolution.

5.	C&M GP Distribution. In the order and at the time set forth in the Recitals:

5.1.	C&M GP hereby makes the C&M GP Distribution to CD&R WW Holdings LP.

5.2.	Simultaneously with the C&M GP Distribution, CD&R WW Holdings LP hereby accepts the C&M GP Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith.

5.3.

Immediately following the admission of CD&R WW Holdings LP as a substitute limited partner of C&M Holdings pursuant to Section 5.2 above, C&M GP hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests in C&M Holdings so transferred, and C&M Holdings is hereby continued without dissolution.

6.	Step 5B Distributions. In the order and at the time set forth in the Recitals:

6.1.	CD&R WW Holdings LP hereby makes the CD&R Waterworks Holdings GP CD&R WW Holdings LP Distribution to CD&R Waterworks Holdings GP.

6.2.

Simultaneously with the CD&R Waterworks Holdings GP CD&R WW Holdings LP Distribution, CD&R Waterworks Holdings GP hereby accepts the CD&R Waterworks Holdings GP CD&R WW Holdings LP Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith. Immediately following the admission of CD&R Waterworks Holdings GP as a substitute limited partner of C&M Holdings, CD&R WW Holdings LP hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred.

6.3.	CD&R WW Holdings LP hereby makes the CD&R Associates X Waterworks CD&R WW Holdings LP Distribution to CD&R Associates X Waterworks.

6.4.

Simultaneously with the CD&R Associates X Waterworks CD&R WW Holdings LP Distribution, CD&R Associates X Waterworks hereby accepts the CD&R Associates X Waterworks CD&R WW Holdings LP Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith. Immediately following the admission of CD&R Associates X Waterworks as a substitute limited partner of C&M Holdings, CD&R WW Holdings LP hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred.

6.5.	CD&R WW Holdings LP hereby makes the CD&R WW CD&R WW Holdings LP Distribution to CD&R WW.

6.6.

Simultaneously with the CD&R WW CD&R WW Holdings LP Distribution, CD&R WW hereby accepts the CD&R WW CD&R WW Holdings LP Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith. Immediately following the admission of CD&R WW as a substitute limited partner of C&M Holdings, CD&R WW Holdings LP hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

6.7.	CD&R WW Holdings LP hereby makes the CD&R WW C&M GP Distribution to CD&R WW.

6.8.

Simultaneously with the CD&R WW C&M GP Distribution, CD&R WW hereby accepts the CD&R WW C&M GP Distribution and is hereby admitted as a substitute member of C&M GP in connection therewith. Immediately following the admission of CD&R WW as a substitute member of C&M GP, CD&R WW Holdings LP hereby ceases to be a member of C&M GP and C&M GP is hereby continued without dissolution.

7.	Steps 5C Distributions. In the order and at the time set forth in the Recitals:

7.1.	CD&R Waterworks Holdings hereby makes the CD&R WW Advisor CD&R Waterworks Holdings Distribution to CD&R WW Advisor.

7.2.

Simultaneously with the CD&R WW Advisor CD&R Waterworks Holdings Distribution, CD&R WW Advisor hereby accepts the CD&R WW Advisor CD&R Waterworks Holdings Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith. Immediately following the admission of CD&R WW Advisor as a substitute limited partner of C&M Holdings, CD&R Waterworks Holdings hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

7.3.	CD&R Waterworks Holdings hereby makes the CD&R WW Holdings CD&R Waterworks Holdings LP Distribution to CD&R WW Holdings.

7.4.

Simultaneously with the CD&R WW Holdings CD&R Waterworks Holdings Distribution, CD&R WW Holdings hereby accepts the CD&R WW Holdings CD&R Waterworks Holdings LP Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith. Immediately following the admission of CD&R WW Holdings as a substitute limited partner of C&M Holdings, CD&R Waterworks Holdings hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

7.5.	CD&R Waterworks Holdings hereby makes the CD&R WW Holdings CD&R Waterworks Holdings Plumb Distribution to CD&R WW Holdings.

7.6.

Simultaneously with the CD&R WW Holdings CD&R Waterworks Holdings Plumb Distribution, CD&R WW Holdings hereby accepts the CD&R WW Holdings CD&R Waterworks Holdings Plumb Distribution and is hereby admitted as a substitute member of CD&R Plumb Buyer in connection therewith. Immediately following the admission of CD&R WW Holdings as a substitute member of CD&R Plumb Buyer, CD&R Waterworks Holdings hereby ceases to be a member of CD&R Plumb Buyer, and CD&R Plumb Buyer is hereby continued without dissolution.

7.7.	CD&R Waterworks Holdings hereby makes the CD&R Waterworks Holdings GP CD&R Waterworks Holdings Distribution to CD&R Waterworks Holdings GP.

7.8.

Simultaneously with the CD&R Waterworks Holdings GP CD&R Waterworks Holdings Distribution, CD&R Waterworks Holdings GP hereby accepts the CD&R Waterworks Holdings GP CD&R Waterworks Holdings Distribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith. Immediately following the admission of CD&R Waterworks Holdings GP as a substitute limited partner of C&M Holdings, CD&R Waterworks Holdings hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

8.	Steps 7(a) Distributions. In the order and at the time set forth in the Recitals:

8.1.	C&M Holdings hereby agrees to make the C&M Management Feeder C&M Holdings Distribution to C&M Management Feeder.

8.2.	C&M Management Feeder hereby agrees to accept the C&M Management Feeder C&M Holdings Distribution.

8.3.	C&M Holdings hereby agrees to make the CD&R Waterworks LLC C&M Holdings Distribution to CD&R Waterworks LLC.

8.4.	CD&R Waterworks LLC hereby agrees to accept the CD&R Waterworks LLC C&M Holdings Distribution.

8.5.	C&M Holdings hereby agrees to make the CD&R Waterworks Holdings GP C&M Holdings Distribution to CD&R Waterworks Holdings GP.

8.6.	CD&R Waterworks Holdings GP hereby agrees to accept the CD&R Waterworks Holdings GP C&M Holdings Distribution.

8.7.	C&M Holdings hereby agrees to make the CD&R WW Advisor C&M Holdings Distribution to CD&R WW Advisor.

8.8.	CD&R WW Advisor hereby agrees to accept the CD&R WW Advisor C&M Holdings Distribution.

8.9.	C&M Holdings hereby agrees to make the CD&R WW Holdings C&M Holdings Distribution to CD&R WW Holdings.

8.10.	CD&R WW Holdings hereby agrees to accept the CD&R WW Holdings C&M Holdings Distribution.

8.11.	C&M Holdings hereby agrees to make the CD&R Associates X Waterworks C&M Holdings Distribution to CD&R Associates X Waterworks.

8.12.	CD&R Associates X Waterworks hereby agrees to accept the CD&R Associates X Waterworks C&M Holdings Distribution.

9.	CD&R Waterworks LLC Step 7(b)(i) Contribution. In the order and at the time set forth in the Recitals:

9.1.	CD&R Waterworks LLC hereby makes the CD&R Waterworks LLC Step 7(b)(i) Contribution to PubCo.

9.2.

Simultaneously with the CD&R Waterworks LLC Step 7(b)(i) Contribution, PubCo hereby accepts the CD&R Waterworks LLC Step 7(b)(i) Contribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith.

9.3.

Immediately following the admission of PubCo as a substitute limited partner of C&M Holdings pursuant to Section 9.2 above, CD&R Waterworks LLC hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

10.	Feeder Step 7(b)(i) Contribution. In the order and at the time set forth in the Recitals:

10.1.	C&M Management Feeder hereby makes the Feeder Step 7(b)(i) Contribution to PubCo.

10.2.

Simultaneously with the Feeder Step 7(b)(i) Contribution, PubCo hereby accepts the Feeder Step 7(b)(i) Contribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith.

10.3.

Immediately following the admission of PubCo as a substitute limited partner of C&M Holdings pursuant to Section 10.2 above, C&M Management Feeder hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

11.	Step 7(b)(i) PubCo Subscription. In the order and at the time set forth in the Recitals:

11.1.

PubCo hereby agrees to make the Step 7(b)(i) PubCo Subscription to CD&R Waterworks LLC and C&M Management Feeder in the number with respect to CD&R Waterworks LLC and C&M Management Feeder set forth opposite each such entity’s name on Schedule 7(b)(i) attached hereto.

11.2.	CD&R Waterworks LLC hereby agrees to accept the Step 7(b)(i) PubCo Subscription.

11.3.	C&M Management Feeder hereby agrees to accept the Step 7(b)(i) PubCo Subscription.

12.	Step 7(b)(ii) Contribution. In the order and at the time set forth in the Recitals:

12.1.	CD&R Waterworks Holdings GP hereby makes the Step 7(b)(ii) Contribution to PubCo.

12.2.	Simultaneously with the Step 7(b)(ii) Contribution, PubCo hereby accepts the Step 7(b)(ii) Contribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith.

12.3.

Immediately following the admission of PubCo as a substitute limited partner of C&M Holdings pursuant to Section 12.2 above, CD&R Waterworks Holdings GP hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

13.	Step 7(b)(ii) PubCo Subscription. In the order and at the time set forth in the Recitals:

13.1.	PubCo hereby agrees to make the Step 7(b)(ii) PubCo Subscription to CD&R Waterworks Holdings GP.

13.2.	CD&R Waterworks Holdings GP hereby agrees to accept the Step 7(b)(ii) PubCo Subscription.

14.	Step 7(b)(iii) Contribution. In the order and at the time set forth in the Recitals:

14.1.	CD&R Associates X Waterworks hereby makes the Step 7(b)(iii) Contribution to PubCo.

14.2.

Simultaneously with the Step 7(b)(iii) Contribution, PubCo hereby accepts the Step 7(b)(iii) Contribution and is hereby admitted as a substitute limited partner of C&M Holdings in connection therewith.

14.3.

Immediately following the admission of PubCo as a substitute limited partner of C&M Holdings pursuant to Section 14.2 above, CD&R Associates X Waterworks hereby ceases to be a limited partner of C&M Holdings with respect to the partnership interests so transferred, and C&M Holdings is hereby continued without dissolution.

15.	Step 7(b)(iii) Subscription. In the order and at the time set forth in the Recitals:

15.1.	PubCo hereby agrees to make the Step 7(b)(iii) PubCo Subscription to CD&R Associates X Waterworks.

15.2.	CD&R Associates X Waterworks hereby agrees to accept the Step 7(b)(iii) PubCo Subscription.

16.	Step 9(a)(i) Merger.

16.1.

In accordance with the provisions of this Agreement and Section 18-209 of the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.), as amended from time to time (the “DLLCA”), immediately following the Distributions, Contributions and Subscriptions, CD&R Plumb Buyer shall be merged with and into the CD&R WW Holdings. From and after the Step 9(a)(i) Merger Effective Time (as defined below), the separate existence of CD&R Plumb Buyer shall cease and CD&R WW Holdings shall be the surviving company (the “Step 9(a)(i) Merger Surviving Company”) and shall continue its limited liability company existence under the laws of the State of Delaware.

16.2.

The name of the Step 9(a)(i) Merger Surviving Company shall be CD&R WW Holdings, LLC. The Step 9(a)(i) Merger shall have the effect set forth in Section 18-209 of the DLLCA and the Step 9(a)(i) Merger Surviving Company shall possess all the rights, privileges and powers of CD&R Plumb Buyer, and shall by operation of law become liable for all the debts, liabilities and duties of CD&R Plumb Buyer to the same extent as if said debts, liabilities and duties had been incurred or contracted by CD&R WW Holdings, as provided in the DLLCA.

16.3.

The Step 9(a)(i) Merger shall become effective at the time designated in a properly executed certificate of merger filed with the Secretary of State of the State of Delaware in accordance with the DLLCA (the “Step 6(a)(i) Merger Effective Time”).

16.4.	Step 9(a)(i) Merger Effect on Capital Stock and Interests. At the Step 9(a)(i) Merger Effective Time:

16.4.1.

All of the limited liability company interests of CD&R Plumb Buyer outstanding immediately prior to the Step 9(a)(i) Merger Effective Time shall, by virtue of Step 9(a)(i) Merger and without any action on the part of any Party, be cancelled.

16.4.2.

Each limited liability company interest of CD&R WW Holdings outstanding immediately prior to the Step 9(a)(i) Merger Effective Time shall, by virtue of the Step 9(a)(i) Merger and without any action on the part of CD&R WW Holdings or any other person or entity, remain outstanding as the limited liability company interests of the Step 9(a)(i) Merger Surviving Company, which shall constitute the only outstanding limited liability company interests of the Step 9(a)(i) Merger Surviving Company.

16.4.3.	CD&R WW Holdings shall automatically be admitted as a substitute general partner and limited partner of C&M Holdings in connection therewith, and C&M Holdings shall be continued without dissolution.

17.	Step 9(a)(ii) Merger.

17.1.

Simultaneously with the Step 9(a)(i) Merger and in accordance with the provisions of this Agreement and Section 18-209 of the DLLCA, C&M GP shall be merged with and into CD&R WW. From and after the Step 9(a)(ii) Merger Effective Time (as defined below), the separate existence of C&M GP shall cease and CD&R WW shall be the surviving company (the “Step 9(a)(ii) Merger Surviving Company”) and shall continue its limited liability company existence under the laws of the State of Delaware.

17.2.

The name of the Step 9(a)(ii) Merger Surviving Company shall be CD&R WW, LLC. The Step 9(a)(ii) Merger shall have the effect set forth in Section 18-209 of the DLLCA and the Step 9(a)(ii) Merger Surviving Company shall possess all the rights, privileges and powers of C&M GP, and shall by operation of law become liable for all the debts, liabilities and duties of C&M GP to the same extent as if said debts, liabilities and duties had been incurred or contracted by CD&R WW, as provided in the DLLCA.

17.3.

The Step 9(a)(ii) Merger shall become effective at the time designated in a properly executed certificate of merger filed with the Secretary of State of the State of Delaware in accordance with the DLLCA (the “Step 9(a)(ii) Merger Effective Time”).

17.4.	Step 9(a)(ii) Merger Effect on Capital Stock and Interests. At the Step 9(a)(ii) Merger Effective Time:

17.4.1.

All of the limited liability company interests of C&M GP outstanding immediately prior to the Step 9(a)(ii) Merger Effective Time shall, by virtue of the Step 9(a)(ii) Merger and without any action on the part of any Party, be cancelled.

17.4.2.

Each limited liability company interest of CD&R WW outstanding immediately prior to the Step 9(a)(ii) Merger Effective Time shall, by virtue of the Step 9(a)(ii) Merger and without any action on the part of any other person entity, remain outstanding as the limited liability company interests of the Step 9(a)(ii) Merger Surviving Company, which shall constitute the only outstanding limited liability company interests of the Step 9(a)(ii) Merger Surviving Company.

17.4.3.	CD&R WW shall automatically be admitted as a substitute general partner and limited partner of C&M Holdings in connection therewith, and C&M Holdings shall be continued without dissolution.

18.	Step 10(a)(i) Merger.

18.1.

Immediately following the Step 9(a)(i) Merger and the Step 9(a)(ii) Merger and in accordance with the provisions of this Agreement and the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) and the DLLCA, as applicable, Brooks Merger Sub 1 shall be merged with and into CD&R WW Advisor. From and after the Step 10(a)(i) Merger Effective Time (as defined below), the separate existence of Brooks Merger Sub 1 shall cease and CD&R WW Advisor shall be the surviving company (the “Step 10(a)(i) Merger Surviving Company”) and shall continue its limited liability company existence under the laws of the State of Delaware.

18.2.

The name of the Step 10(a)(i) Merger Surviving Company shall be CD&R WW Advisor, LLC. The Step 10(a)(i) Merger shall have the effects set forth in the DGCL, including Sections 259 and 264 thereof, and Section 18-209 of the DLLCA and the Step 10(a)(i) Merger Surviving Company shall possess all the rights, privileges, immunities, powers and franchises of Brooks Merger Sub 1, and shall by operation of law become liable for all the debts, liabilities, obligations and duties of Brooks Merger Sub 1 to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by CD&R WW Advisor, as provided in the DGCL and the DLLCA, as applicable.

18.3.

The Step 10(a)(i) Merger shall become effective at the time designated in a properly executed certificate of merger filed with the Secretary of State of the State Delaware in accordance with the DGCL and the DLLCA (the “Step 10(a)(i) Merger Effective Time”).

18.4.	Step 10(a)(i) Merger Effect on Capital Stock and Interests. At the Step 10(a)(i) Merger Effective Time:

18.4.1.

All of the capital stock of Brooks Merger Sub 1 outstanding immediately prior to the Step 10(a)(i) Merger Effective Time shall, by virtue of the Step 10(a)(i) Merger and without any action on the part of Brooks Merger Sub 1 or the holder thereof, be automatically converted into all of the limited liability company interests in the Step 10(a)(i) Merger Surviving Company which, as a result of the actions set forth in Section 18.4.2, shall constitute the only outstanding limited liability company interests of the Step 10(a)(i) Merger Surviving Company. PubCo, as the former holder of capital stock of Brooks Merger Sub 1 shall, at the Step 10(a)(i) Merger Effective Time, be admitted as the sole member of the Step 10(a)(i) Merger Surviving Company and the Step 10(a)(i) Merger Surviving Company shall be continued without dissolution.

18.4.2.

Each limited liability company interest of CD&R WW Advisor outstanding immediately prior to the Step 10(a)(i) Merger Effective Time shall, by virtue of Step 10(a)(i) Merger and without any action on the part of CD&R WW Advisor or the holders thereof, be automatically converted into and thereafter represent the right to receive one (1) validly issued, fully paid and non-assessable share of Class A Shares of PubCo (the “Step 10(a)(i) Merger Consideration”). As of the Step 10(a)(i) Merger Effective Time, all limited liability company interests of CD&R WW Advisor outstanding immediately prior to the Step 10(a)(i) Merger Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of any such limited liability company interest shall cease to have any rights with respect thereto, except the right to receive the Step 10(a)(i) Merger Consideration to be paid in consideration therefor.

19.	Step 10(a)(ii) Merger.

19.1.

Simultaneously with the Step 10(a)(i) Merger and in accordance with the provisions of this Agreement and the DGCL and the DLLCA, as applicable, Brooks Merger Sub 2 shall be merged with and into CD&R WW Holdings. From and after the Step 10(a)(ii) Merger Effective Time (as defined below), the separate existence of Brooks Merger Sub 2 shall cease and the CD&R WW Holdings shall be the surviving company (the “Step 10(a)(ii) Merger Surviving Company”) and shall continue its limited liability company existence under the laws of the State of Delaware.

19.2.

The name of the Step 10(a)(ii) Merger Surviving Company shall be CD&R WW Holdings, LLC. The Step 7(a)(ii) Merger shall have the effects set forth in the DGCL, including Sections 259 and 264 thereof, and Section 18-209 of the DLLCA and the Step 10(a)(ii) Merger Surviving Company shall possess all the rights, privileges, immunities, powers and franchises of Brooks Merger Sub 2, and shall by operation of law become liable for all the debts, liabilities, obligations and duties of Brooks Merger Sub 2 to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by CD&R WW Holdings, as provided in the DGCL and the DLLCA, as applicable.

19.3.

The Step 10(a)(ii) Merger shall become effective at the time designated in a properly executed certificate of merger filed with the Secretary of State of Delaware in accordance with the DGCL and the DLLCA, as applicable (the “Step 10(a)(ii) Merger Effective Time”).

19.4.	Step 10(a)(ii) Merger Effect on Capital Stock and Interests. At the Step 10(a)(ii) Merger Effective Time:

19.4.1.

All of the capital stock of Brooks Merger Sub 2 outstanding immediately prior to the Step 10(a)(ii) Merger Effective Time shall, by virtue of the Step 10(a)(ii) Merger and without any action on the part of Brooks Merger Sub 2 or the holder thereof, be automatically converted into all of the limited liability company interests in the Step 10(a)(ii) Merger Surviving Company which, as a result of the actions set forth in Section 19.4.2, shall constitute the only outstanding limited liability company interests of the Step 10(a)(ii) Merger Surviving Company. PubCo, as the former holder of capital stock of Brooks Merger Sub 2 shall, at the Step 10(a)(ii) Merger Effective Time, be admitted as the sole member of the Step 10(a)(ii) Merger Surviving Company and the Step 10(a)(ii) Merger Surviving Company shall be continued without dissolution.

19.4.2.

Each limited liability company interest of CD&R WW Holdings outstanding immediately prior to the Step 10(a)(ii) Merger Effective Time shall, by virtue of the Step 10(a)(ii) Merger and without any action on the part of CD&R WW Holdings or the holders thereof, be automatically converted into and thereafter represent the right to receive one (1) validly issued, fully paid and non-assessable share of Class A Shares of PubCo (the “Step 10(a)(ii) Merger Consideration”). As of the Step 10(a)(ii) Merger Effective Time, all limited liability company interests of CD&R WW Holdings outstanding immediately prior to the Step 10(a)(ii) Merger Effective Time shall no longer be outstanding and shall automatically be canceled and shall cease to exist, and each holder of any such limited liability company interest shall cease to have any rights with respect thereto, except the right to receive the Step 10(a)(ii) Merger Consideration to be paid in consideration therefor.

20.	Step 11(a)(i) Merger.

20.1.

Immediately following the Step 10(a)(i) Merger and the Step 10(a)(ii) Merger and in accordance with the provisions of this Agreement and the DGCL and the DLLCA, as applicable, CD&R WW Advisor (the Step 10(a)(i) Merger Surviving Company) shall be merged with and into PubCo. From and after the Step 11(a)(i) Merger Effective Time (as defined below), the separate existence of CD&R WW Advisor shall cease and PubCo shall be the surviving company (the “Step 11(a)(i) Merger Surviving Company”) and shall continue its corporate existence under the laws of the State of Delaware.

20.2.

The name of the Step 11(a)(i) Merger Surviving Company shall be Core & Main, Inc. The Step 11(a)(i) Merger shall have the effects set forth in the DGCL, including Sections 259 and 264 thereof, and Section 18-209 of the DLLCA and the Step 11(a)(i) Merger Surviving Company shall possess all the rights, privileges, immunities, powers and franchises of CD&R WW Advisor, and shall by operation of law become liable for all the debts, liabilities, obligations and duties of CD&R WW Advisor to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by PubCo, as provided in the DGCL and the DLLCA, as applicable.

20.3.

The Step 11(a)(i) Merger shall become effective at the time designated in a properly executed certificate of merger filed with the Secretary of State of the State of Delaware in accordance with the DGCL and the DLLCA (the “Step 8(a)(i) Merger Effective Time”).

20.4.	Step 11(a)(i) Merger Effect on Capital Stock and Interests. At the Step 11(a)(i) Merger Effective Time:

20.4.1.

All of the limited liability company interests of CD&R WW Advisor outstanding immediately prior to the Step 11(a)(i) Merger Effective Time shall, by virtue of the Step 11(a)(i) Merger and without any action on the part of any Party, be cancelled.

20.4.2.

Subject to Section 20.4.3 hereof, the shares of the capital stock of PubCo outstanding immediately prior to the Step 11(a)(i) Merger Effective Time shall, by virtue of the Step 11(a)(i) Merger and without any action on the part of PubCo or the holder thereof, shall remain outstanding and be the shares of common stock in the Step 11(a)(i) Merger Surviving Company.

20.4.3.

All of the Class B Shares of PubCo owned by CD&R WW Advisor immediately prior to the Step 11(a)(i) Merger Effective Time shall, by virtue of the Step 11(a)(i) Merger and without any action on the part of any Party, be cancelled.

20.4.4.

PubCo shall be admitted as a substitute limited partner of C&M Holdings with respect to any partnership interests transferred to PubCo pursuant to the Step 11(a)(i) Merger, and C&M Holdings shall be continued without dissolution.

21.	Step 11(a)(ii) Merger.

21.1.

Simultaneously with the Step 11(a)(i) Merger and in accordance with the provisions of this Agreement and the DGCL and the DLLCA, as applicable, CD&R WW Holdings (the Step 10(a)(ii) Merger Surviving Company) shall be merged with and into PubCo. From and after the Step 11(a)(ii) Merger Effective Time (as defined below), the separate existence of CD&R WW Holdings shall cease and PubCo shall be the surviving company (the “Step 11(a)(ii) Merger Surviving Company”) and shall continue its corporate existence under the laws of the State of Delaware.

21.2.

The name of the Step 11(a)(ii) Merger Surviving Company shall be Core & Main, Inc. The Step 11(a)(ii) Merger shall have the effects set forth in the DGCL, including Sections 259 and 264 thereof and Section 18-209 of the DLLCA, and the Step 11(a)(ii) Merger Surviving Company shall possess all the rights, privileges, immunities, powers and franchises of CD&R WW Holdings, and shall by operation of law become liable for all the debts, liabilities, obligations and duties of CD&R WW Holdings to the same extent as if said debts, liabilities, obligations and duties had been incurred or contracted by PubCo, as provided in the DGCL and the DLLCA, as applicable.

21.3.

The Step 11(a)(ii) Merger shall become effective at the time designated in a properly executed certificate of merger filed with the Secretary of State of the State Delaware in accordance with the DGCL and the DLLCA (the “Step 11(a)(ii) Merger Effective Time,” and together with the Step 9(a)(i) Merger Effective Time, the Step 9(a)(ii) Merger Effective Time, the Step 10(a)(i) Merger Effective Time, the Step 10(a)(ii) Merger Effective Time and the Step 11(a)(i) Merger Effective Time, the “Merger Effective Times”).

21.4.	Step 11(a)(ii) Merger Effect on Capital Stock and Interests. At the Step 11(a)(ii) Merger Effective Time:

21.4.1.

All of the limited liability company interests of CD&R WW Holdings outstanding immediately prior to the Step 11(a)(ii) Merger Effective Time shall, by virtue of the Step 11(a)(ii) Merger and without any action on the part of any Party, be cancelled.

21.4.2.

Subject to Section 21.4.3, the shares of the capital stock of PubCo outstanding immediately prior to the Step 11(a)(ii) Merger Effective Time shall, by virtue of the Step 11(a)(ii) Merger and without any action on the part of PubCo or the holder thereof, shall remain outstanding and be the shares of common stock in the Step 11(a)(ii) Merger Surviving Company. PubCo, as the former holder of all of the limited liability company interests of CD&R WW Holdings, at the Step 11(a)(ii) Merger Effective Time, shall be admitted as the general partner of C&M Holdings and shall be admitted as a substitute limited partner of C&M Holdings with respect to any limited partner interests transferred to PubCo pursuant to the Step 11(a)(ii) Merger and as a substitute member of CD&R WW, and C&M Holdings and CD&R WW shall be continued without dissolution.

21.4.3.

All of the Class B Shares of PubCo owned by CD&R WW Holdings immediately prior to the Step 11(a)(ii) Merger Effective Time shall, by virtue of the Step 11(a)(ii) Merger and without any action on the part of any Party, be cancelled.

22.	Step 12(i) Contributions. In the order and at the time set forth in the Recitals:

22.1.	CD&R Waterworks Holdings GP hereby agrees to make the CD&R Fund X Waterworks B1 CD&R Waterworks Holdings GP Contribution to CD&R Fund X Waterworks B1.

22.2.	CD&R Fund X Waterworks B1 hereby agrees to accept the CD&R Fund X Waterworks B1 CD&R Waterworks Holdings GP Contribution.

22.3.	CD&R Waterworks Holdings GP hereby agrees to make the CD&R Fund X-A Waterworks B CD&R Waterworks Holdings GP Contribution to CD&R Fund X-A Waterworks B.

22.4.	CD&R Fund X-A Waterworks B hereby agrees to accept the CD&R Fund X-A Waterworks B CD&R Waterworks Holdings GP Contribution.

23.	Step 12(ii) Contributions. In the order and at the time set forth in the Recitals:

23.1.	CD&R Associates X Waterworks hereby agrees to make the CD&R Fund X Waterworks B1 CD&R Associates X Waterworks Contribution to CD&R Fund X Waterworks B1.

23.2.	CD&R Fund X Waterworks B1 hereby agrees to accept the CD&R Fund X Waterworks B1 CD&R Associates X Waterworks Contribution.

23.3.	CD&R Associates X Waterworks hereby agrees to make the CD&R Fund X-A Waterworks B CD&R Associates X Waterworks Contribution to CD&R Fund X-A Waterworks B.

23.4.	CD&R Fund X-A Waterworks B hereby agrees to accept the CD&R Fund X-A Waterworks B CD&R Associates X Waterworks Contribution.

24.	Holdings LPA.

Immediately following the Step 11(a)(i) Merger Effective Time and the Step 11(a)(ii) Merger Effective Time, PubCo, as the sole general partner and a limited partner of C&M Holdings, and CD&R Waterworks LLC, CD&R WW and C&M Management Feeder, as limited partners of C&M Holdings, shall enter into the Second Amended and Restated Agreement of Limited Partnership of C&M Holdings.

25.	Representations and Warranties of Each Party to the Mergers.

Each Party hereto hereby represents and warrants to all of the other Parties hereto as follows:

25.1.

Subject to the receipt of any board and stockholder approvals required by the DGCL, as applicable, the execution, delivery and performance by such Party of this Agreement has been duly authorized by all necessary action.

25.2.	Such Party is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization or incorporation.

25.3.

Subject to the receipt of any board and stockholder approvals required by the DGCL, as applicable, such Party has the requisite power, authority and legal right to execute and deliver this Agreement, and to consummate the transactions contemplated hereby.

26.	Tax Treatment of Certain Transactions.

It is the intention of the Parties that (i) the Step 7(b)(i) Contribution and Subscription, the Step 7(b)(ii) Contribution and Subscription and the Step 7(b)(iii) Contribution and Subscription will be treated as a contribution pursuant to Section 351 of the U.S. Internal Revenue Code of 1986, as amended from time to time (the “Code”) and (ii) (x) the Step 10(a)(i) Merger together with the Step 11(a)(i) Merger and (y) the Step 10(a)(ii) Merger together with the Step 11(a)(ii) Merger, will each be treated as a “reorganization” within the meaning of Section 368(a) of the Code and this Agreement is intended to be and is adopted as a plan of reorganization with respect to each such reorganization for purposes of Sections 354 and 361 of the Code.

27.	Certificate of Incorporation and Certificate of Formation.

27.1.

The certificate of incorporation of PubCo as in effect immediately prior to the Step 11(a)(i) Merger Effective Time and the Step 11(a)(ii) Merger Effective Time shall be the certificate of incorporation of the Step 11(a)(i) Merger Surviving Company and the Step 11(a)(ii) Merger Surviving Company until amended in accordance with applicable law.

27.2.

The certificate of formation of CD&R WW Holdings as in effect immediately prior to the Step 9(a)(i) Merger Effective Time shall, at the Step 9(a)(i) Merger Effective Time, continue to be the certificate of formation of the Step 9(a)(i) Merger Surviving Company until amended in accordance with applicable law.

27.3.

The certificate of formation of CD&R WW as in effect immediately prior to the Step 9(a)(ii) Merger Effective Time shall, at the Step 9(a)(ii) Merger Effective Time, continue to be the certificate of formation of the Step 9(a)(ii) Merger Surviving Company until amended in accordance with applicable law.

27.4.

The certificate of formation of CD&R WW Advisor as in effect immediately prior to the Step 10(a)(i) Merger Effective Time shall, at the Step 10(a)(i) Merger Effective Time, be the certificate of formation of the Step 10(a)(i) Merger Surviving Company until amended in accordance with applicable law.

27.5.

The certificate of formation of CD&R WW Holdings as in effect immediately prior to the Step 10(a)(ii) Merger Effective Time shall, at the Step 10(a)(ii) Merger Effective Time, be the certificate of formation of the Step 10(a)(ii) Merger Surviving Company until amended in accordance with applicable law.

28.	Bylaws and Limited Liability Company Agreement.

28.1.

The bylaws of PubCo as in effect immediately prior to the Step 11(a)(i) Merger Effective Time and the Step 11(a)(ii) Merger Effective Time shall be the bylaws of the Step 11(a)(i) Merger Surviving Company and the Step 11(a)(ii) Merger Surviving Company, until amended in accordance with applicable law.

28.2.

The limited liability company agreement of CD&R WW Holdings as in effect immediately prior to the Step 9(a)(i) Merger Effective Time shall, at the Step 9(a)(i) Merger Effective Time, continue be the limited liability company agreement of the Step 9(a)(i) Merger Surviving Company.

28.3.

The limited liability company agreement of CD&R WW as in effect immediately prior to the Step 9(a)(ii) Merger Effective Time shall, at the Step 9(a)(ii) Merger Effective Time, continue to be the limited liability company agreement of the Step 9(a)(ii) Merger Surviving Company until amended in accordance with applicable law.

28.4.

The limited liability company agreement of CD&R WW Advisor as in effect immediately prior to the Step 10(a)(i) Merger Effective Time shall, at the Step 10(a)(i) Merger Effective Time, continue be the limited liability company agreement of the Step 10(a)(i) Merger Surviving Company.

28.5.

The limited liability company agreement of CD&R WW Holdings as in effect immediately prior to the Step 10(a)(ii) Merger Effective Time shall, at the Step 10(a)(ii) Merger Effective Time, continue to be the limited liability company agreement of the Step 10(a)(ii) Merger Surviving Company until amended in accordance with applicable law.

29.	Directors and Officers.

From and after the applicable Effective Time, the directors of PubCo shall continue to be the directors of the Step 11(a)(i) Merger Surviving Company and the Step 11(a)(ii) Merger Surviving Company. From and after the applicable Effective Time, the officers of PubCo shall continue to be the officers of the Step 11(a)(i) Merger Surviving Company and the Step 11(a)(ii) Merger Surviving Company.

30.	Miscellaneous.

30.1.

Further Assurances. Each party hereto agrees to execute and deliver such instruments and evidences of payment and give such further assurances and perform such further acts as the other may reasonably request and as may reasonably be necessary in connection with the transactions contemplated by this Agreement.

30.2.

Governing Law. All matters relating to the interpretation, construction, validity and enforcement of this Agreement, including all claims (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement or the transactions contemplated hereby, shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of laws of any jurisdiction other than the State of Delaware. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES (i) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii)(A) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND TO NOTIFY THE OTHER PARTIES OF THE NAME AND ADDRESS OF SUCH AGENT, AND (B) THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, SERVICE OF PROCESS MAY ALSO BE MADE ON SUCH PARTY BY PREPAID CERTIFIED MAIL WITH A VALIDATED PROOF OF MAILING RECEIPT CONSTITUTING EVIDENCE OF VALID SERVICE, AND THAT SERVICE MADE PURSUANT TO (ii)(A) OR (B) ABOVE SHALL, TO THE FULLEST EXTENT PERMITTED BY LAW, HAVE THE SAME LEGAL FORCE AND EFFECT AS IF SERVED UPON SUCH PARTY PERSONALLY WITHIN THE STATE OF DELAWARE.

30.3.

Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

30.4.

Further Assurances. Each party hereto agrees to execute and deliver such instruments and evidences of payment and give such further assurances and perform such further acts as the other may reasonably request and as may reasonably be necessary in connection with the transactions contemplated by this Agreement.

30.5.	Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

[Remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

CD&R ASSOCIATES X WATERWORKS, L.P.

By:	CD&R Investment Associates X, Ltd., its general partner

By:
Name:
Title:

CD&R WATERWORKS HOLDINGS GP, LTD.

By:
Name:
Title:

CD&R WW HOLDINGS, L.P.

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

CD&R WATERWORKS HOLDINGS, L.P.

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

[Signature Page to Master Reorganization Agreement]

CORE & MAIN MANAGEMENT FEEDER, LLC

By:	CD&R Waterworks Holdings GP, Ltd., its manager

By:
Name:
Title:

CORE & MAIN GP, LLC

By:	CD&R WW Holdings, L.P., its manager

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

CD&R PLUMB BUYER, LLC

By: CD&R Waterworks Holdings, L.P., its manager

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

CORE & MAIN HOLDINGS, LP

By:
Name:
Title:

[Signature Page to Master Reorganization Agreement]

CD&R FUND X WATERWORKS B1, L.P.

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

CD&R FUND X-A WATERWORKS B, L.P.

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

CD&R WW HOLDINGS, LLC

By:	CD&R Fund X-A Waterworks B, L.P., its manager

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

[Signature Page to Master Reorganization Agreement]

CD&R WW, LLC

By:	CD&R WW Holdings, LLC, its manager

By:	CD&R Fund X-A Waterworks B, L.P., its manager

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

CD&R WW ADVISOR, LLC

By:	CD&R Fund X Advisor Waterworks B, L.P., its manager

By:	CD&R Waterworks Holdings GP, Ltd., its general partner

By:
Name:
Title:

BROOKS MERGER SUB 1, INC.

By:
Name:
Title:

BROOKS MERGER SUB 2, INC.

By:
Name:
Title:

[Signature Page to Master Reorganization Agreement]

CORE & MAIN, INC.

By:
Name:
Title:

CD&R WATERWORKS HOLDINGS, LLC

By:	CD&R Waterworks Holdings, L.P., its sole member

By:
Name:
Title:

[Signature Page to Master Reorganization Agreement]